UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): November 17, 2005
BEACON POWER CORPORATION (Exact Name of Registrant as Specified in Charter)
DELAWARE (State or Other Jurisdiction of Incorporation)	001-16171 (Commission File Number)	04-3372365 (IRS Employer Identification No.)
234 BALLARDVALE STREET WILMINGTON, MA (Address of Principal Executive Offices)	01887 (Zip Code)
Registrant's telephone number, including area code: 978-694-9121
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Stock Options Issued to Directors

On November 17, 2005, Beacon Power Corporation ("Beacon" or “the Company”) granted non-qualified stock options to its six non-employee board members pursuant to Beacon’s board of director’s compensation plan. The terms of the options provide each non-employee director the right to purchase 50,000 shares of Beacon’s common stock, $0.01 par value per share, at an exercise price of $2.19 per share, which represents the mid-point between the high and the low stock price on the date of grant. The stock options will vest in twelve monthly increments through November 30, 2006 and have an expiration date of November 16, 2015.

The form of non-qualified stock option agreement is incorporated by reference from Beacon’s Form S-1 filed on November 16, 2000 (File No. 333-43386).

Shares Distributed to Officers Under RSU Stock Incentive Plan

On November 18, 2005, the Company issued to three executive officers, in a scheduled quarterly distribution under its restricted stock unit incentive plan, shares of the Company’s common stock and a non-forfeitable contractual right to receive shares in the future, as follows:

Name of officer and title	Number of shares received and then sold back to the Company	Non-forfeitable contractual right to receive number of shares in the future	Total number of shares
F. William Capp, Chief Executive Officer	25,578	38,769	64,347
James M. Spiezio, Chief Financial Officer	11,729	17,777	29,506
Matthew L. Lazarewicz, Chief Technical Officer	10,663	16,162	26,825
Total	47,970	72,708	120,678

The shares were paid in lieu of cash compensation and were based on the achievement of certain company and management objectives defined by Beacon’s board of directors in 2004.

Amendment to and Restatement of the 1998 Stock Incentive Plan

On November 17, 2005, at the annual meeting of the Company’s stockholders, the stockholders approved an amendment to and the restatement of the Company’s Second Amended and Restated 1998 Stock Incentive Plan. The Company’s Third Amended and Restated 1998 Stock Incentive Plan:

(1) increases the number of shares of common stock issuable under the plan from 9,000,000 to 23,000,000 shares;

(2) approves a future amendment of the plan for compliance, if necessary, with section 409A of the Internal Revenue Code of the United States as it pertains to deferred compensation arrangements.

Amendment to Employee Stock Purchase Plan

On November 17, 2005, at the annual meeting of the Company’s stockholders, the stockholders approved an amendment and ratification of Beacon’s Employee Stock Purchase Plan (the “ESPP”). The amendment increases the number of shares of common stock issuable under the plan from 1,000,000 to 2,000,000.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEACON POWER CORPORATION

Date: November 22, 2005	By:___/s/ F. William Capp_____________
Name: F. William Capp
Title: Chief Executive Officer

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